                                                                    Exhibit 10.4


                            FLAGSTAR BANCORP, INC.
                       1997 INCENTIVE COMPENSATION PLAN

                                 -------------
                                 Plan Document
                                 -------------

ARTICLE I.  GENERAL PROVISIONS

     1.01  Purpose.  This Plan Document and the Adoption Agreement executed by
           -------
the Employer together establish the Plan, which is being implemented and maintained for the purpose of providing select Key Employees and certain other Employees with incentive compensation in the form of Bonuses in the event the Employer meets certain performance goals indicative of its profitability and stability.

     1.02  Construction.  The Employer intends that the Plan be an unfunded plan
           ------------
maintained primarily for the purpose of providing Incentive Awards, and that the Plan not constitute an "employee benefit plan" within the meaning of ERISA. The
     ---
Plan shall be administered, construed, and interpreted in a manner consistent with the purpose and intent set forth in this Section.

     1.03  Effective Date.  The Plan became effective on April ___, 1997.
           --------------

ARTICLE II.   DEFINITIONS

     2.01  "Adoption Agreement" means the Adoption Agreement executed by the
           --------------------
Employer.

     2.02  "Plan Document" means this Plan Document associated with the Flagstar
           ---------------
Bancorp, Inc. 1997 Incentive Compensation Plan.

     2.03  "Board" means the Employer's Board of Directors.
           -------

     2.04  "Bonuses" mean cash bonuses payable to Participants pursuant to
           ---------
Section 4.01 hereof.

     2.05   "CAMELS Rating" means the most recent CAMELS rating given for its
            ---------------
safety and soundness.

     2.06  "Cause" means personal dishonesty, incompetence, willful misconduct,
           -------
breach of duty involving personal profits, intentional failure to perform state duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Employer. A determination of "Cause" shall be made by the Committee within its sole discretion.

     2.07  "Change in Control"  means (i) the acquisition of beneficial
           -------------------
ownership of 25% or more of any Employer's outstanding voting stock or (ii) a change in the Board such that the persons who were Directors at any time during the one-year period cease to constitute a majority of the Board of the Employer or its successor in the next succeeding year.

     2.08  "Code" means the Internal Revenue Code of 1986, as amended from time
           ------
to time. References to a Code section shall include any comparable section or sections of future legislation that amends, supplements or supersedes such section.

     2.09  "Committee" means the committee specified in the Adoption Agreement.
           -----------
In the absence at any time of a duly appointed committee, the Plan shall be administered by those members of the Employer's Board who are "disinterested persons" within the meaning of Rule 16b-3.

     2.10  "Compensation" means (i) in the case of an Employee, the Employee's
           --------------
base salary for the Plan year, as in effect on the last day of the Plan Year, and (ii) in the case of a Director who is not an Employee, the total fees that the Director receives for service on the Board during the Plan Year.

     2.11  "Director" means any member of the Board.
           ----------

     2.12  "Disability" means a physical or mental condition that is expected to
           ------------
be of indefinite duration and to substantially impair the ability of a Participant to fulfill his duties to the Employer.

     2.13  "Eligible Employee" and "Eligible Key Employee" shall have the
           -------------------     -----------------------
meaning set forth in the Adoption Agreement.

     2.14  "Employee" means any individual who performs service for any Employer
           ----------
and who is treated as an employee for payroll tax purposes.

     2.15  "Employer" has the meaning set forth in the Adoption Agreement.
           ----------

     2.16  "ERISA" means Employee Retirement Income Security Act of 1974, as
           -------
amended from time to time.

     2.17  "Factors" mean, collectively, the factors identified in the Adoption
           ---------
Agreement as being determinant of the Multiplier. When used in the singular, Factor means any Factor identified in the Adoption Agreement.
------

     2.18  "Incentive Awards" mean any benefits provided pursuant to Article IV
           ------------------
hereof, as modified by the Adoption Agreement.

     2.19  "Multiplier" means for any Plan Year the sum of the performance
           ------------
indicators selected in the Adoption Agreement. The Committee shall calculate the Multiplier as soon as practicable after the end of each Plan Year, and shall use such financial reports as are then reasonably available. Notwithstanding the foregoing, the Committee may in its discretion adjust the Employer's financial results to take into account (as well as to disregard) extraordinary financial events such as an acquisition of another company.

     2.20  "Participant" means an individual who has received an Incentive Award
           -------------
pursuant to Article IV hereof.

     2.21  "Participant Determination Date" has the meaning set forth in the
           --------------------------------
Adoption Agreement.

     2.22  "Plan" means this Flagstar Bancorp, Inc. 1997 Incentive Compensation
           ------
Plan, as established by the Employer's execution of the Adoption Agreement.

     2.23  "Year of Service" means the number of full 12-month periods, measured
           -----------------
from the date of an Incentive Award and each anniversary of that date during which a Participant has remained in the service of the Employer.

ARTICLE III.  ELIGIBILITY AND PARTICIPATION

     The Committee shall make determinations of eligibility and participation in accordance with the Adoption Agreement.

ARTICLE IV.  BENEFITS

     As soon as practicable after the end of the Plan Year, the Committee shall make the Incentive Awards provided for in this Article IV.

     4.01  Bonuses.  In accordance with the Adoption Agreement, the Committee
           -------
shall determine the Bonuses payable to Eligible Employees and Eligible Key Employees, and shall promptly notify the Employer of the Bonuses to be paid to such individuals. Notwithstanding the foregoing, the Committee shall proportionately reduce the Bonuses paid hereunder for the Plan Year to the extent necessary to ensure that the aggregate amount paid as Bonuses does not jeopardize the status of the Employer (or its primary banking subsidiary) as a well-capitalized institution.

     4.02  Revocation for Cause.  Notwithstanding anything herein to the
           --------------------
contrary, if the Participant is given notice of a discharge from service with the Employer for Cause or is discovered after termination of service to have engaged in conduct that would have justified termination for Cause, the Committee may immediately revoke, rescind, and terminate any Incentive Award made under this Plan to the extent a Participant has not received it.

     4.03   Duty of the Committee.  The Committee shall have no responsibility
            ---------------------
to Participants other than (i) to inform the Employer, as soon as practicable after the end of the each Plan Year, in writing, as to the Bonuses to be provided and (ii) to follow such reasonable directions as the Employer shall make as to the provision of such Incentive Awards to Participants.

     4.04  Minority, Disability, or Incompetence.  If any Incentive Award
           -------------------------------------
becomes payable or transferable under this Plan to a minor, to a person under legal disability or to a person not adjudicated incompetent but who the Committee in its discretion determines to be incapable by reason of illness or mental or physical disability of managing his financial affairs, the Committee may direct that such Incentive Award be paid or transferred to the legal representative or custodian of such person or to any relative or friend of such person, or that such amount be paid directly for such persons' support and maintenance. Payments so made in good faith shall completely discharge the Committee and the Employer of any and all obligations and liabilities with respect to such Incentive Awards.

     4.05  Source of Benefits.  To the extent required under the Adoption
           ------------------
Agreement, the Employer shall pay Bonuses out of its general assets, provided that the Board may in its discretion establish and fund a grantor trust meeting the requirements of Revenue Procedure 92-64, as amended or revised from time to time. Nothing contained in the Plan itself shall constitute, or be treated as, a trust or create any fiduciary relationship. The Employer shall not be under any obligation to segregate any assets for the purpose of providing Incentive Awards, and no person or entity which is entitled to payment under the terms of the Plan shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract or asset of the Employer. To the extent that a Participant or any other person acquires a right to receive any Benefit under the Plan, such right shall be limited to that of a recipient of an unfunded, unsecured promise to pay amounts in the future and the Participant's (or other person's) position with respect to such amounts shall be that of a general unsecured creditor.

ARTICLE V:  PLAN ADMINISTRATION

     5.01  The Committee.  In its sole and absolute discretion, which when
           -------------
exercised, shall be final and binding on all parties affected thereby, the Committee shall have the authority and the responsibility to control the administration and operation of the Plan in accordance with its terms including, without limiting the generally of the foregoing, the powers and duties: (i) to interpret, apply, and administer the Plan, to decide all questions of eligibility, participation, status, benefits, and rights of Participants and Beneficiaries under the Plan; (ii) to establish and amend such rules and procedures as it deems necessary or appropriate to the proper administration of the Plan; (iii) to employ or retain such agents as it deems necessary or advisable to assist in the administration of the Plan, and to delegate to the extent permitted by applicable law such powers and duties as it deems necessary or advisable, (iv) to prepare and file all statements, returns, and reports required to be filed by the Plan with any agency of government; (v) to comply with all requirements of applicable state and federal law including applicable securities, labor, and tax law; and (vi) to perform all functions otherwise assigned to it under the terms of the Plan.

     5.02  Claims Procedure.  Claims for Benefits under the Plan shall be filed
           ----------------
in writing with the Committee. Written notice of the Committee's disposition of a claim generally shall be furnished to the claimant within 60 days after the application therefor is filed. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 180 days after the claim is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. Any claimant who has been defined a Benefit shall be entitled, upon request to the Committee, to appeal the denial of his claim within 60 days following the Committee's determination described in the preceding sentence. Upon such appeal, the claimant, or his representative, shall be entitled to examine pertinent documents, submit issues and comments in writing to the Committee, and meet with the Committee. The Committee shall review its decision and issue a final decision to the claimant in writing, generally within 60 days following such appeal. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 120 days following such appeal.

ARTICLE VI.  AMENDMENT AND TERMINATION

     The Employer, acting by its Board, reserves the right at any time to terminate or amend the Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the Participant or, if applicable, the Beneficiary, adversely affect such Participant's or Beneficiary's rights with respect to Benefits accrued as of the date of such amendment or termination.

ARTICLE VII.  GENERAL PROVISIONS

     7.01  Prohibition Against Alienation.  Benefits payable to a Participant or
           ------------------------------
Beneficiary under the terms of this Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, hypothecation, attachment, receivership or encumbrance of any kind, nor shall such rights pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of the Participant or Beneficiary, except at such times and in such manner as provided in this Plan.

     7.02  No Enlargement of Employment Rights.  Nothing contained in this Plan
           -----------------------------------
shall give or be construed as giving any Employee or Director the right to be retained in the service of any Employer, or shall interfere with the right of any Employer to discharge or otherwise terminate any Employee's or Director's service at any time.

     7.03  Gender.  Whenever any masculine terminology is used in this plan, it
           ------
shall be taken to include the feminine, unless the context otherwise indicates.

     7.04  Applicable Law.  This Plan shall be construed and regulated, and is
           --------------
validity and effect and the rights hereunder of all parties interested at all times be determined, in accordance with the laws of the State of Michigan, except to the extent such state law is preempted by federal law.

     7.05  Titles and Headings.  The titles and headings included herein are
           -------------------
included for convenience only and shall not be construed as in any way affecting or modifying the text of this Plan, which text shall control.

     7.06  Withholding.  The Committee and Employer reserve the right to
           -----------
withhold from payments of Bonuses such amounts of income, payroll, and other taxes as it deems required.

                            FLAGSTAR BANCORP, INC.
                        1997 INCENTIVE COMPENSATION PLAN

                               ------------------

                               Adoption Agreement

                               ------------------

     Flagstar Bancorp, Inc. hereby establishes an incentive compensation plan having the terms and conditions set forth in the Flagstar Bancorp, Inc. 1997 Incentive Compensation Plan Document, as modified by the elections made in this Adoption Agreement.

I.  General Information about the Plan

     A. The name of this Plan is the Flagstar Bancorp, Inc. 1997 Incentive Compensation Plan (the "Plan").

     B.  The effective date of the Plan is April __, 1997 (the "Effective
         Date").

     C. The fiscal year for the Plan is the 12-month period ending December 31 (the "Plan Year"), with the initial Plan Year beginning on the Effective Date and ending on December 31, 1997.

     D. The Plan has been approved by a stockholder vote sufficient to satisfy the requirements of SEC Rule 16b-3, and Section 422 of the Code.

II.  General Information about the Employer

     A. The employer sponsoring the Plan is Flagstar Bancorp, Inc. (the "Employer").

     B. The address of the Employer is 2600 Telegraph Road, Bloomfield Hills, Michigan 48302-0953.

     C.  The Employer's taxpayer identification number is 38-3150651.

     D. The telephone number of the Employer is 810-338-7700, and its facsimile number is 810-338-6493.

     E. The Employer directs that the following individual receive information about the Plan: Mr. Thomas J. Hammond, Chairman and Chief Executive Officer.

     F. The committee (the "Committee") responsible for administering and interpreting the Plan shall be the Employer's Compensation Committee, as appointed by the Board from time to time.

III.  Eligibility and Participation

     A. For each Plan Year, an individual will participate in the Plan if he or she is selected as one of or falls within any one of the following classes on a Participation Determination Date:

          1.    x     Key Employees designated by the Committee ("Eligible Key
              -----   Employees").

          2.    x     Other employees designated by
              -----   the Committee ("Eligible
                      Employees").

     B. The following date or dates will constitute Participant Determination Dates:

          1.          The first day of the Plan Year
              -----

          2.    x     The last day of the Plan Year.
              -----

          3.          Service is required on both of the above dates.
              -----

IV.  Calculation of the Multiplier

     A. For each Plan Year, the Multiplier will equal the lesser of 4.0 and the sum of --

          1.   75% of the ROA Factor.

          2.   75% of the ROE Factor.

          3.   50% for the CAMELS Rating Factor.

          4.   75% of the Deposit Factor.

          5.   75%  of the Loan Factor.

     B. The ROA Factor will equal the ratio of (i) the Employer's ROA for the Plan Year, to (ii) the Employer's budgeted ROA for the Plan Year.

     C. The ROE Factor will equal the ratio of (i) the Employer's ROE for the Plan Year, to (ii) the Employer's budgeted ROE for the Plan Year.

     D. The CAMELS Rating Factor will be determined according to the following schedule:

          1.   1.2 for a CAMELS Rating of 1.

          2.   1.0 for a CAMELS Rating of 2.

          3.   -1.0 for a CAMELS Rating below 2.

     E. The Deposit Factor will equal the ratio of the Employer's total deposits on the last day of the Plan Year to its total deposits on the first day of the Plan Year.

     F. The Loan Factor will equal the ratio of total loan originations to budgeted loan originations for the Plan Year.

     G. Notwithstanding the foregoing, if a ratio referred to in Items IV.B. or IV.C. is less than 50% for any Plan Year, the corresponding Factor shall be zero.

V.   Bonuses For each Plan Year, Bonuses will be paid in accordance with
     Section 4.01 and the following schedule:

          1. Thomas J. Hammond will receive a Bonus equal to 25% of his Compensation times the Multiplier.

          2. Mark T. Hammond will receive a Bonus equal to 12% of his Compensation times the Multiplier.

          3. Each Key Employee will receive a Bonus equal to 6% of his or her Compensation times the Multiplier.

          4. Each Eligible Employee will receive a Bonus equal to 4% of his or her Compensation times the Multiplier.

          WHEREFORE, on this ____ day of April 1997, the Employer hereby executes this Adoption Agreement, and thereby establishes the Plan upon the terms and conditions set forth herein and in the Plan Document.

                                         FLAGSTAR BANCORP, INC.


                                         By:
                                            ------------------------
                                             It's President
Witness:

                                      [SEAL]
----------------------